UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 25, 2021

OFG BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of
Puerto Rico

(State or Other Jurisdiction of Incorporation)
001-12647
66-0538893
(Commission File Number) (IRS Employer Identification No.)
Oriental Center, 15
th
Floor

254 Munoz Rivera Avenue
San Juan
,
Puerto Rico
00918
(Address of Principal Executive Offices)
(Zip Code)
(
787
)
771-6800
(Registrant’s Telephone

Number, Including Area

Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s)
Name of each exchange on which
registered
Common shares, par value $1.00 per share
OFG
New York Stock Exchange
7.125% Noncumulative Monthly Income Preferred
Stock, Series A ($25.00 liquidation preference
per share)
OFG.PRA
New York Stock Exchange
7.0% Noncumulative Monthly Income Preferred
Stock, Series B ($25.00 liquidation preference
per share)
OFG.PRB
New York Stock Exchange
7.125% Noncumulative Perpetual Preferred Stock,
Series D ($25.00 liquidation preference per
share)
OFG.PRD
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2021, OFG Bancorp (the “Company”) announced the results for the quarter ended December 31,
2020. A copy of the Company’s press release is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.

Description of Document

99

Press release by the Company dated January 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: January 25, 2021
By:

/s/ Maritza Arizmendi

Maritza Arizmendi

Executive Vice President and Chief Financial Officer